UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2011

VR HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

333-166884 (Commission File Number)	52-2130901 (IRS Employer Identification No.)
1615 Chester Road, Chester, Maryland (principal executive offices)	21619 (Zip Code)

(443) 519-0129
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.

Entry into a Material Definitive Agreement.

The Plan of Merger

On November 21, 2011, VR Holdings, Inc., a Delaware corporation (“VR Holdings” or the “registrant”), VRH Merger Sub, a Texas corporation (the “Subsidiary”), and Litigation Dynamics, Inc., a Texas corporation (“Litigation Dynamics”) executed a Plan and Agreement of Triangular Merger (the “Plan of Merger”), whereby Litigation Dynamics is to be merged into the Subsidiary, a wholly-owned subsidiary of the registrant (the “Merger”).  As a result of the Merger, the Litigation Dynamics Shareholders will receive shares of the common stock of the registrant, par value $0.000001 per share (the “VR Holdings Common Stock”) in exchange for all of his shares of the common stock of Litigation Dynamics, par value $0.01 per share (the “Litigation Dynamics Common Stock”).  The basic terms of the Plan of Merger are as follows:

1.

Plan Adopted.  A plan of merger whereby Litigation Dynamics merges with and into the Subsidiary (this “Plan of Merger”), pursuant to the provisions of Article 5.01, et seq., of the Texas Business Corporation Act (the “TBCA”), and Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended, is adopted as follows:

(a)

Litigation Dynamics shall be merged with and into the Subsidiary, to exist and be governed by the laws of the State of Texas.

(b)

The Subsidiary shall be the surviving corporation (the “Surviving Corporation”) and will continue to be a wholly-owned subsidiary of VR Holdings.

(c)

When this Plan of Merger shall become effective, the separate existence of Litigation Dynamics shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of Litigation Dynamics and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them.  All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Merger.

(d)

The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the States of Texas, if any.

(e)

The Surviving Corporation will carry on business with the assets of Litigation Dynamics, as well as the assets of the Subsidiary.

(f)

The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Article 5.01, et seq., of the TBCA.

(g)

The Litigation Dynamics Shareholders will surrender all of their shares of the Litigation Dynamics Common Stock in the manner hereinafter set forth.

(h)

In exchange for the shares of the Litigation Dynamics Common Stock surrendered by the Litigation Dynamics Shareholders, VR Holdings will issue and transfer to them on the basis hereinafter set forth, shares of the VR Holdings Common Stock.

(i)

A copy of this Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any shareholder of any constituent corporation.

(j)

The authorized capital stock of the Subsidiary is 1,000 shares of common stock, par value $0.01 per share (the “Subsidiary Common Stock”), of which one share is issued and outstanding.

(k)

The authorized capital stock of Litigation Dynamics is 100,000 shares of common stock, $0.01 par value per share, of which 100,000 shares are issued and outstanding.

2.

Effective Date.  The effective date of the Merger (the “Effective Date”) shall be the date of the filing of Articles of Merger for the Subsidiary and Litigation Dynamics in the States of Texas.

3.

Submission to Shareholders.  This Plan of Merger shall be submitted for approval separately to the Litigation Dynamics Shareholders and the shareholders of the Subsidiary in the manner provided by the laws of the State of Texas.

4.

Manner of Exchange.  On the Effective Date, the Litigation Dynamics Shareholders shall surrender their stock certificates representing all of the issued and outstanding shares of the Litigation Dynamics Common Stock to the Subsidiary in exchange for certificates representing the shares of the VR Holdings Common Stock to which they are entitled.  Following the receipt of the shares of the Litigation Dynamics Common Stock by the Subsidiary, the shares of the Litigation Dynamics Common Stock shall be cancelled.  The one share of the Subsidiary Common Stock shall remain issued and outstanding.

5.

Basis of Exchange.  The Litigation Dynamics Shareholders currently own 100,000 shares of the Litigation Dynamics Common Stock, which shares constitute all of the issued and outstanding shares of the capital stock of Litigation Dynamics.  As a result of the Merger, the Litigation Dynamics Shareholders shall be entitled to receive, in exchange for all of their Litigation Dynamics Common Stock, 17,500,000 shares of the VR Holdings Common Stock.

6.

Restricted Shares.  All shares of the VR Holdings Common Stock to be received by the Litigation Dynamics Shareholders hereunder shall be restricted in their resale as provided in the Securities Act of 1933, as amended (the “Securities Act”), and shall contain a legend as required by the Securities Act, which shall read as follows:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

7.

Directors and Officers of the Surviving Corporation.

(a)

Following the Merger, the present Board of Directors of Litigation Dynamics shall serve as the Board of Directors of the Surviving Corporation, along with John E. Baker, until the next annual meeting or until such time as their successors have been elected and qualified.

(b)

If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors of the Surviving Corporation as provided in the Bylaws of the Surviving Corporation.

(c)

All persons who, on the Effective Date, are executive or administrative officers of Litigation Dynamics shall be the officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine.  The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

8.

Articles of Incorporation.  The Articles of Incorporation of the Subsidiary existing on the Effective Date, which are to be amended to reflect the change of name to Litigation Dynamics, Inc., a copy of which is attached to the Plan of Merger as Attachment A shall continue in full force as the Articles of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

9.

Bylaws.  The Bylaws of the Subsidiary existing on the Effective Date, which are to be amended to reflect the change of name to Litigation Dynamics, Inc., a copy of which is attached to the Plan of Merger as Attachment B shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

10.

Employment Agreements and Benefit Plans.  On the Effective Date, Zane Russell, as President and Chief Executive Officer, and J. Michael Moore, as Chief Operating Officer, shall execute employment agreements with the Surviving Corporation as described in Attachment C and Attachment D attached to the Plan of Merger.

11.

Directors and Officers of VR Holdings.  On the Effective Date, Zane Russell and J. Michael Moore will be elected to the Board of Directors of VR Holdings.

12.

Copies of the Plan of Merger.  A copy of this Plan of Merger is on file at 925 South Mason, Suite 375, Katy, Texas 77450, the principal offices of Litigation Dynamics, and at 1615 Chester Road, Chester, Maryland 21619, the principal offices of VR Holdings and the Subsidiary.  A copy of this Plan of Merger will be furnished to any shareholder of Litigation Dynamics, VR Holdings, or the Subsidiary, on written request and without cost.

13.

Additional Consideration for the Merger.  As additional consideration for the Merger, the following shall occur:

(l)

Before the Effective Date, Litigation Dynamics shall execute a Master Services Agreement with VR Holdings in the form attached to the Plan of Merger as Attachment E.

(m)

The Litigation Dynamics Shareholders shall be entitled to two shares of the VR Holdings Common Stock, up to a maximum of 20,000,000 shares, for every dollar of revenue, up to a maximum of $10,000,000, which the Subsidiary’s operations generate within the two years from and after the Effective Date.

(n)

Litigation Dynamics, through CapNet Securities Corporation (“CapNet”) pursuant to a Letter Agreement between CapNet and VR Holdings dated October 24, 2011, as described in Attachment F attached to the Plan of Merger, will attempt to raise the necessary financing for the legal and accounting advisory and fees for the completion of the Merger and the subsequent reporting requirements for VR Holdings as required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as the funding of VR Holdings’ litigation expenses and ongoing expenses, as needed.  It is agreed that CapNet will attempt to raise the necessary funds through to the sale of the VR Holdings Common Stock to new investors by means of a private placement pursuant to Regulation D promulgated under the Securities Act.  Additional payments to support the on-going litigation and operations for VR Holdings and the Surviving Corporation will be provided as negotiated and needed with the respective vendors of VR Holdings.  As part of its compensation for services rendered pursuant to the Letter Agreement described in Attachment E attached to the Plan of Merger, CapNet will also receive 3,000,000 shares of the VR Holdings Common Stock.

(o)

In addition, Litigation Dynamics shall cause CapNet to attempt to assist VR Holdings in the management of the Depository Trust Company eligibility process for the shares of the VR Holdings Common Stock currently being quoted for sale on the Over-the-Counter Bulletin Board, as well as to provide subsequent support for the sale of such shares.

(p)

All expenses of the Merger, including, but not limited to the audit and reporting requirements of the Exchange Act in connection with the Merger, will be paid by Litigation Dynamics and subsequently reimbursed through the sale of the newly issued restricted shares of the VR Holdings Common Stock by CapNet.

The Plan of Merger scheduled to close on or before February 14, 2012, which will be the “Effective Date,” with the filing of Articles of Merger in the State of Texas.

A copy of the Plan of Merger is attached to this report as an exhibit.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit
10.1	Plan and Agreement of Triangular Merger between VR Holdings, Inc., VRH Merger Sub, Inc. and Litigation Dynamics, Inc. dated November 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2011.	VR HOLDINGS, INC.

By /s/ John E. Baker
John E. Baker, President